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                                                     EXHIBIT 23.1



               CONSENT OF INDEPENDENT ACCOUNTANTS


We  consent  to the inclusion in this registration  statement  on
Form  S-8 (File No. 33-        ) of our report dated February  5,
1998, on our audits of the consolidated financial statements of Hecla Mining Company and subsidiaries as of December 31, 1997 and 1996 and for the three years in the period ended December 31, 1997.

                                           PRICEWATERHOUSECOOPERS



Spokane, Washington
December 11, 1998